Consolidated Statements of Income (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net sales	$ 375,691	$ 359,490	$ 296,808
Cost of products sold	285,540	271,653	220,471
Gross profit	90,151	87,837	76,337
Selling, general and administrative expenses	47,968	44,843	37,378
Operating income	42,183	42,994	38,959
Other income	907	409	362
Other expense	(643)	(718)	(988)
Income before income taxes	42,447	42,685	38,333
Income taxes	14,244	13,881	12,370
Net income	$ 28,203	$ 28,804	$ 25,963
Earnings per share (in Dollars per share)	$ 1.34	$ 1.37	$ 1.24
Average number of shares outstanding (in Shares)	20,993,893	20,987,663	20,905,728